American Beacon Balanced Fund
American Beacon Large Cap Value Fund
American Beacon Mid-Cap Value Fund
American Beacon Small Cap Value Fund
American Beacon International Equity Fund
American Beacon Emerging Markets Fund
American Beacon High Yield Bond Fund
American Beacon Retirement Income and Appreciation Fund
American Beacon Intermediate Bond Fund
American Beacon Short-Term Bond Fund

Supplement dated June 3, 2013
to the
Statement of Additional Information dated February 28, 2013

The information below supplements the Statement of Additional Information dated February 28, 2013 and is in addition to any other supplement(s):

In the “Additional Purchase and Sale Information for A Shares” section, in the third paragraph, “Distributor” is replaced by “transfer agent.”

In the same section, under “Other Purchases” the following is added to the end of this sub-section:

It is possible that a broker-dealer may not be able to offer one or more of these waiver categories. If this situation occurs, it is possible that the investor would need to invest directly through American Beacon Funds in order to take advantage of the waiver. The Funds may terminate or amend the terms of these sales charge waivers at any time.

In the “Additional Information Regarding Contingent Deferred Sales Charges” section the following is inserted after the first sentence:

In addition, if you purchased $1,000,000 or more of A Class shares of any American Beacon Fund, with the exception of $250,000 or more for the American Beacon Retirement Income and Appreciation Fund and the American Beacon Short-Term Bond Fund, (and therefore paid no initial sales charges) and subsequently redeem your shares within 18 months of your purchase, you may be charged a CDSC upon redemption.

International Equity Fund
In the “Portfolio Managers” section for Lazard Asset Management LLC, the following is added:

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Lazard Asset Management LLC
Kevin Matthews*	6 ($3.7 bil)	1 ($33.9 mil)	170 ($9.0 bil)	1 ($2.8 bil)	N/A	1 ($84.5 mil)

* as of March 31, 2013

Name of Investment Advisor and Portfolio Managers	International Equity Fund
Lazard Asset Management LLC
Kevin Matthews*	None

* as of March 31, 2013

Emerging Markets Fund
In the “Portfolio Managers” section for Brandes Investment Partners, L.P., all references to Alphonse Chan are deleted.

Retirement Income and Appreciation  Fund

In the “Portfolio Managers” section for Calamos Advisors LLC., all references to John P. Calamos, Jr. and Chris Hartman are deleted.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE